Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with the Annual Report on Form 10-K of Publix Super Markets, Inc. (Company) for the period ended December 27, 2025 (Report) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
I, Kevin S. Murphy, Chief Executive Officer of the Company, certify, to the best of my knowledge, that on the date hereof:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 2, 2026

/s/ Kevin S. Murphy
Kevin S. Murphy
Chief Executive Officer